Exhibit 99.1

NEWS RELEASE

HECLA REPORTS CONTINUED DISCOVERIES AT THE MINES, INTEGRATES NEVADA, AND ADVANCES KEY PROJECTS

FOR IMMEDIATE RELEASE

August 7, 2018

COEUR D’ALENE, IDAHO -- Hecla Mining Company (NYSE:HL) today provided an update on its exploration programs during the second quarter.

Exploration Highlights

●	Casa Berardi:

o	Drilling is expanding potential size of the East Mine Crown Pillar (EMCP) pit and the proposed 160, Principal and West Mine Crown Pillar (WMCP) open pits.

o

Underground drilling of the 118 and 123 zones continues to discover high-grade mineralization along trends. Surface drilling has defined high-grade extensions of the 124, 134 and south perimeter of the Principal Crown Pillar (123 Zone).

o

At Lac Germain, 4.5 miles east of Casa Berardi, drilling resulted in intersections of high-grade, gold-bearing mineralized zones in at least five subparallel lenses. Most of the gold-bearing lenses go to surface and the combination of mineralized lenses extend approximately 2,200 feet along strike and to a depth of 1,300 feet.

●

San Sebastian: Continues to refine and expand high-grade, polymetallic zones on the Middle and Francine veins. Additional oxide mineralization being defined along the Professor and East Francine veins.

●	Greens Creek: Exploration drilling continues to expand the Deep 200 South, Gallagher, East Ore, Upper Plate and Southwest Bench zone mineralized trends.

●	Nevada: Integration of the Klondex exploration group is underway and drill programs are ramping up.

“The exploration success we have seen across the portfolio in recent quarters continues,” said Phillips S. Baker, Jr., President and CEO. “The teams at Casa Berardi, Greens Creek and San Sebastian are discovering high-grade material, both at surface and at depth. A new focus is our 110-square-mile land package in Nevada where we are integrating the existing exploration team and ramping-up drilling.”

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Casa Berardi – Quebec

During the second quarter, up to six underground drills were used to refine stope designs, expand reserves and resources in the 118, 121, 123 and 124 zones and confirm further potential at depth and to the east and west. Up to five drills on surface completed infill and exploration drilling at the EMCP, WMCP, Principal, 134 and 160 zones. It is anticipated that once the resource is updated and pit optimization studies are completed, these results will extend the current EMCP pit to the west, potentially expand the proposed Principal Pit, and provide the basis for a new pit design of the WMCP. Deeper drilling has also identified high-grade zones that extend from the proposed 134, 160 and Principal pits into the underground where follow-up drilling has refined the geometry of these higher-grade resources.

At the Lower 118 Zone, drilling confirmed the continuity of multiple mineralized lenses to the west and at depth outside the current resource boundary. Recent intersections include 0.55 oz/ton gold over 3.3 feet and 1.49 oz/ton gold over 1.6 feet and drilling continues to expand this mineralized trend. Drilling of stacked, high-grade lenses of the 123 Zone is defining the connection of multiple mineralized lenses for over 1,900 feet of strike length and over 3,600 feet down-dip below the 1070 level. Near the top of the 123 Zone resource, step-out drilling to the east has intersected 0.70 oz/ton gold over 15.3 feet and 0.50 oz/ton gold over 4.9 feet. Drilling from lower in the mine has defined a new mineralized area north of the Casa Berardi Fault. This new 125 Zone is a broad mineralized area that includes higher-grade intervals such as 0.20 oz/ton gold over 9.8 feet. Drilling below the current 123 Zone resource intersected 0.22 oz/ton gold over 21.2 feet and drilling further below the bottom of the mine returned 0.45 oz/ton gold over 12.0 feet and 0.44 oz/ton gold over 9.1 feet suggesting these mineralized lenses plunge west at depth and mineralization remains open. High in the mine, drilling has targeted the east extension of the 124 Zone that is down-plunge of the Principal pit mineralization. Exploration drilling is planned from underground to define this trend.

Surface and shallow underground drilling have identified extensions of potential pits that are being evaluated for production. Drilling on the west extension of the current EMCP Pit has returned 0.11 oz/ton gold over 40.3 feet, defining an extension of over 800 feet to the west of the current pit outline. Shallow drilling is completed. Updated block modeling and a final pit design shows the pit extending to the west and slightly to the east. Surface exploration drilling will follow up on the high-grade mineralization that was defined along the 146 and 148 zones and will be evaluated for the underground potential.

Surface drilling of the 134 and 160 zones below the limits of the proposed pits intersected high-grade veins that show continuity down-plunge to the east. Recent deeper drill intersections of the 160 Zone include 0.16 oz/ton gold over 57.4 feet and 0.16 oz/ton gold over 41.7 feet and the high-grade shoots with in these intervals may have the potential for underground mining. Significantly, the re-establishment of the underground drill platforms in the East Mine below the 160 Zone could allow for the evaluation of these high-grade shoots later this year and possibly revive mining in this area.

Drilling of the WMCP to the west of the West Shaft continues to intercept strong mineralized structures near surface and shows the continuity of mineralization within 800 feet of surface. This drilling is designed to evaluate the open pit potential west of the West Shaft, and a significant number of assays are pending. The WMCP resource modeling is in progress and drilling results should be included in the end of year 2018 reserves. Drilling to the south of the proposed crown pillar in the Principal Pit area confirmed continuity and includes intersections of 0.04 oz/ton gold over 84.0 feet and 0.11 oz/ton gold over 8.9 feet.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

For the remainder of 2018, surface drilling programs are planned at the 123-124 zones (Principal area), 146 Zone/EMCP, and WMCP to define and expand these potential open pits along the Casa Berardi Fault. Underground drilling is expected to continue to expand and refine the 118 and 123 zones lower in the mine and the 123, 124, 134 and 160 zones closer to surface. Drilling of the 160 Zone from underground is planned to start in the third quarter with the goal of increasing reserves and resources in the newly-accessible East Mine.

Surface drilling at the Lac Germain prospect, 4.5 miles to the northeast of the Casa Berardi mining lease and along a splay of the Casa Berardi Deformation Zone, succeeded in defining five gold-bearing mineralized lenses that extend approximately 2,200 feet along strike and to a depth of 1,300 feet from surface. In the LG-1 lens, a drill hole returned 0.32 oz/ton gold over 10.4 feet including 0.67 oz/ton gold over 3.5 feet. Along the LG-2 lens near-surface, drilling intersected an exceptional value of 14.8 oz/ton gold over 1.7 feet and a separate intersection of 0.20 oz/ton gold over 11.4 feet. At the LG-3 lens, drilling returned 0.18 oz/ton gold over 9.6 feet and 0.13 oz/ton gold over 7.5 feet. Finally, in Zone LG-4, intersections of 0.17 oz/ton gold over 19.7 feet, 0.12 oz/ton gold over 24.7 feet and 0.19 oz/ton gold over 12.9 feet were reported.

In combination, the lenses are interpreted to form a 300-foot wide structural and alteration corridor in a sequence of sedimentary rocks including banded iron formation. Gold-bearing mineralization is related to quartz and quartz-carbonate veins up to 5 feet thick and is present close to surface and has steep-to-sub-vertical plunges that are similar to the plunges of gold mineralization at the Casa Berardi Mine. A number of these lenses are open along strike and at depth and are expected to be the focus of exploration in 2019. Surface drilling to the west of the Casa Berardi Mining Lease has also extended mineralization along the Casa Berardi Deformation Zone where one recently defined lens has a similar style of mineralization to the 123 Zone at Casa Berardi. The prospective Casa Berardi Deformation Zone and related structural splays have a strike length of over 20 miles on the property and should be the focus of exploration for many years.

More complete drill assay highlights from Casa Berardi can be found in Table A at the end of the release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q2-2018-ExplorationUpdate.pdf.

San Sebastian - Mexico

During the quarter, four core drill rigs and one reverse circulation (RC) drill operated, with two drills concentrated on infill drilling of the polymetallic zone along the Francine Vein. The other drills were active in exploration core drilling which was directed toward the expansion of high-grade polymetallic mineralization along the Middle Vein and shallower exploration drilling of oxide mineralization along the Professor and East Francine veins.

On the Francine Vein, infill holes within the polymetallic zone intercepted intervals of semi-massive sulfide that are generally consistent with the previous exploration drilling results. Recent assays include 0.11 oz/ton gold, 13.2 oz/ton silver, 2.2% copper, 2.9% lead, and 4.6% zinc over 5.6 feet, and 0.01 g/ton gold, 10.2 oz/ton silver, 2.1% copper, 2.6% lead, and 2.7% zinc over 10.0 feet. This drilling is continuing to the east and at depth and is intended to refine the resources prior to developing a mine plan. A bulk sample of the polymetallic Francine Vein should occur in the fourth quarter and provide material for metallurgical studies and a viability test of the nearby Excellon Mill where the processing of sulfide ores from San Sebastian is planned.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Further to the east, beyond the San Ricardo Fault, new zones of vein-hosted, oxide mineralization have been defined by drilling along the East Francine Vein. Drilling continues to intersect narrow, but high-grade mineralization including intersections of 0.05 oz/ton gold and 18.8 oz/ton silver over 6.1 feet and 0.07 oz/ton gold and 21.2 oz/ton silver over 4.2 feet. The mineralized area is currently defined over 1,200 feet along strike and 800 feet down-dip and drilling is now concentrated on the 1,000 feet of open area located between these new intercepts and the previously defined mineralization in the shallower portion of the East Francine Vein resource area. When incorporating the newly-defined mineralization in East Francine, the total strike length of continuous mineralization along the Francine Vein exceeds 8,000 feet and can be traced to a depth of over 2,000 feet.

Recent RC drilling intersected 0.02 oz/ton gold and 23.7 oz/ton silver over 6.6 feet of oxidized quartz vein about 100 feet from surface. This intercept is interpreted to be the projection of West Francine Vein in an area located about 1,000 feet west of any past drilling on the Francine Vein. Follow-up core drilling of this target is planned in the third quarter. The Professor Vein is located approximately 300 feet south of the Francine Vein and some high-grade mineralization is located near a programmed Francine Vein crosscut and could be accessed by extending the current ramp from surface. Recent drilling of this vein includes intersections of 1.03 oz/ton gold and 31.0 oz/ton silver over 6.3 feet and 0.19 oz/ton gold and 47.6 oz/ton silver over 4.9 feet. There appear to be three main pods of high-grade mineralization along the Professor Vein; one that extends vertically to surface and two pods that are located about 250 feet from surface.

Exploration drilling of the West Middle Vein was directed toward a new zone of high-grade mineralization with similar mineral characteristics as the previously discovered polymetallic mineralization on the Francine Vein. This zone extends 1,600 feet along strike and 1,400 feet down-dip and is open to the east and at depth. The upper extent of this mineralization is located about 100 to 300 feet below the new Middle Vein underground mine ramp and work on a development drift has begun to facilitate the collection of a bulk sample of the polymetallic mineralization later this year. Recent intersections include 47.6 oz/ton silver, 0.19 oz/ton gold, 0.1% copper, 0.3% lead, and 0.5% zinc over 4.9 feet and 29.7 oz/ton silver, 0.07 oz/ton gold, 0.1% copper, 0.3% lead, and 0.3% zinc over 2.3 feet. Drilling of this mineralization along the Middle Vein is expected to continue to depth and to the east.

Drilling continues to expand resources and evaluate polymetallic targets along the Middle and Francine veins and will also evaluate near-surface, oxide mineralization at the East and West Francine, Professor and Esperanza veins.

More complete drill assay highlights from San Sebastian can be found in Table A at the end of this release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q2-2018-ExplorationUpdate.pdf.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Greens Creek – Alaska

At Greens Creek, drilling in the second quarter and strong assay results received from previous drilling in the first quarter have upgraded and expanded the Deep 200 South, Gallagher, East Ore, Upper Plate and Southwest Bench zone resources.

Drilling of the southern portion of the Deep 200 South Zone, include intersections of 101.4 oz/ton silver, 0.09 oz/ton gold, 4.2% zinc and 2.1% lead over 8.0 feet. Confirmed bench mineralization is present as two flat-lying, high-grade lenses and upgraded it to an indicated resource. Exploration drilling south of the current resource has extended 200 South Bench mineralization another 250 feet with an intersection of 31.8 oz/ton silver, 0.01 oz/ton gold, 2.2% zinc and 1.0% lead over 23.6 feet. Deeper drilling has defined a third, lower mineralized horizon along the mine contact that has been folded to depth relative to the bench mineralization. Recent exploration drilling to the south also identified thin bench mineralization outside the modeled ore zone to the west. Recent intersections in this area include 22.8 oz/ton silver, 0.38 oz/ton gold, 2.7% zinc and 1.3% lead over 3.0 feet. Shallow, east-dipping mineralization more than 250 feet west of the modeled ore zone includes 39.9 oz/ton silver, 0.02 oz/ton gold, 1.3% zinc and 0.7% lead over 9.2 feet. Current exploration drilling further south suggests the bench mineralization remains robust.

Drilling of the Gallagher Zone confirmed modeled thicknesses and may have increased the resource and mineralization further to the west. Intersections from this program include 10.6 oz/ton silver, 0.04 oz/ton gold, 2.0% zinc and 1.0% lead over 23.9 feet. Exploration drilling also intersected ore lithologies along and west of the Gallagher Fault. Future drilling is planned to see if the current precious metal-rich mineralization transitions into broader and higher-grade precious and base metal-rich mineralization.

Drilling of the Upper Plate Zone suggests that there are two, flat-lying ore zones near the mine portal elevation. Drill results show the lower band of mineralization is similar in thickness to the resource model, although it occurs beyond the current wireframe to the west and south. South of the current lower band, step-out drilling has intersected 42.9 oz/ton silver, 0.04 oz/ton gold, 3.1% zinc and 1.5% lead over 24.1 feet. The upper band is thicker than the resource model, including 21.0 oz/ton silver, 0.02 oz/ton gold, 9.7% zinc and 5.8% lead over 20.8 feet, and recent drilling has also extended this mineralization to the west and south. Drilling from surface in the third quarter could expand this resource further to the west and north.

Drilling of the Lower Southwest Zone indicates that the newly-defined lower ore band extends farther to the north and higher in elevation than modeled. Thick intercepts of white ores and massive sulfide lithologies continue to be found beyond the northern extent of the current resource. Recent drilling of the upper remnant limb of the lower Southwest Zone shows the mineralization in this section is much thicker than anticipated. In the East Ore Zone intersections from definition drilling, including 18.8 oz/ton silver, 0.24 oz/ton gold, 12.4% zinc and 4.7% lead over 24.1 feet, confirm previously modeled resource estimates, particularly at higher elevations. The focus of underground drilling is planned to be on the Deep 200 South, Gallagher, East Ore and Southwest Bench zones throughout 2018 with additional drilling targeting the Northwest West and 9A zones.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Surface drilling commenced in June and the first three drill holes have intersected broad zones of stockwork veining and 3 to 5-foot wide bands of semi-massive sulfide containing significant sphalerite, galena and silver sulfosalts. This semi-massive sulfide zone is about 800 feet west of the current 200 South Bench resource and may represent part of a bench syncline that extends appreciably along strike to the north and south.

More complete drill assay highlights from Greens Creek can be found in Table A at the end of this release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q2-2018-ExplorationUpdate.pdf.

Nevada

Fire Creek

Definition drilling at the Fire Creek Mine performed by Klondex Mines was focused on upgrading and expanding resources in the central Spiral 2 area and filling the gap to the Spiral 4 area in the southern part of the mine. Recent intersections in Spiral 2 include 1.08 oz/ton gold over 4.1 feet and 0.65 oz/ton gold over 3.0 feet and show the upside potential of resources in close proximity to mine workings. Drilling has also extended Spiral 2 mineralization up-dip and to the north in the Joyce Splay with intersections including 1.73 oz/ton gold over 1.8 feet. Intersections including 0.46 oz/ton gold over 6.8 feet along the Karen Vein indicate the structure continues south toward Spiral 4. Additional drilling has in-filled and extended mineralization along strike and up-dip in the Spiral 4 area. Underground development is advancing on the Haulage 9 drift to provide an exploration drill platform that is expected near year-end with the goal of extending Spiral 9 veins to the south.

There are two surface exploration rigs operating at the Fire Creek Mine to find extensions of current high-grade, gold-bearing structures. Drilling at the Guard Shack, which is southeast of the mine infrastructure, encountered structures with strong clay alteration, which typically are gold-bearing, and suggest the mineralization carries further south. Additional targets within the Guard Shack area that will be evaluated with drilling include a resistivity high to the west corresponding to a link structure between Joyce and the Titan zones. Further south along known structural corridors in the South Notice area, an Induced Polarization (IP)/resistivity geophysical survey is in progress to refine drilling targets for later in the year. The first surface hole at the Zeus target, which is northwest of the mine infrastructure, encountered a structure with strong alteration and mineralization at the projected target depth. This is the first of a projected eight holes that are designed to build upon strong drill results from last year to the north and south along strike.

Hollister

Two drill rigs concentrated on definition drilling in the Central Hollister to refine resources next to and above the mine infrastructure and evaluate the Gwenevere Vein and Upper Gloria areas that are the eastern and western extents of the mine, respectively. The Gwenevere program targeted the 58, 59 and 60 veins and intersections include 1.58 oz/ton gold and 13.5 oz/ton silver over 0.8 feet, 0.47 oz/ton gold and 0.60 oz/ton silver over 10.4 feet and 3.01 oz/ton gold and 13.6 oz/to silver over 0.4 feet and show the veins have good continuity and remain open to the east. The Upper Gloria intersections include 1.05 oz/ton gold and 67.2 oz/ton silver over 1.0 feet, 1.60 oz/ton gold and 11.2 oz/ton silver over 0.9 feet and 0.52 oz/ton gold and 10.8 oz/ton silver over 1.23 feet and indicates these high-grade veins are open further to the west and in the higher mining elevations. The Central Hollister program was designed to follow up on historical reverse circulation (RC) intercepts of the 213 Vein and to extend mineralization on the 151, 161 and 181 veins. Intersections include 1.65 oz/ton gold over 0.3 feet and 0.51 oz/ton gold over 2.2 feet and indicates significant mineralization exists above the central mine area.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Surface drilling of the Rowena target is designed to offset historic, high-grade intersections and extend the resource east and west in the northern part of the mine. Two drills on the Hatter Graben will start operating in August to test the current Hatter resource east and west.

Midas

Exploration drilling is concentrated on the Trinity target, which is a small, high-grade deposit south of the 3 Haulage Extension at the south end of the Midas Mine. Although assays are pending, surface drilling to the north and south suggests vein mineralization may be strongest along the edges of the Trinity Corridor and mafic dikes and appears to be open to both the south and north.

More complete drill assay highlights from Nevada (Fire Creek, Hollister and Midas) can be found in Table A at the end of this release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q2-2018-ExplorationUpdate.pdf.

Other

Drilling in the quarter advanced the exploration of the Kinskuch silver-base metals project in northern British Columbia, the Little Baldy gold project in northern Idaho, and the Republic gold project in Washington.

Updated Reserves and Resources (Incorporating Three Nevada Mines)

A breakdown of the Company’s reserves and resources incorporating the new reserves and resources from acquisition of the Klondex Mines assets (Fire Creek, Hollister and Midas mines) is set out in Tables B and C at the end of this news release. The new table is a combination of Hecla Reserve and Resources (reported in Hecla Mining Company press release February 7, 2018) and the reserves and resources of the Fire Creek, Hollister and Midas mines. The Fire Creek reserves and resources are those reported by Klondex Mines on February 5, 2018 with mining depletion to April 1, 2018. Reserves and Resources for Hollister are those reported by Klondex on July 13, 2017 with mining depletion to April 1, 2018. The Midas Reserves and Resources have an effective date of June 30, 2017 and are also depleted to April 1, 2018.

ABOUT HECLA

Founded in 1891, Hecla Mining Company (NYSE:HL) is a leading low-cost U.S. silver producer with operating mines in Alaska, Idaho and Mexico, and is a growing gold producer with operating mines in Quebec and Nevada. The Company also has exploration and pre-development properties in eight world-class silver and gold mining districts in the U.S., Canada, and Mexico.

Cautionary Statements Regarding Forward Looking Statements

Statements made or information provided in this news release that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Words such as “may”, “will”, “should”, “expects”, “intends”, “projects”, “believes”, “estimates”, “targets”, “anticipates” and similar expressions are used to identify these forward-looking statements. The material factors or assumptions used to develop such forward-looking statements or forward-looking information include that the Company’s plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated, to which the Company’s operations are subject.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, litigation, regulatory and environmental risks, operating risks, project development risks, political risks, labor issues, ability to raise financing and exploration risks and results. Refer to the Company's Form 10K and 10-Q reports for a more detailed discussion of risk factors that may impact expected future results. The Company undertakes no obligation and has no intention of updating forward-looking statements other than as may be required by law.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Dean McDonald, PhD. P.Geo., Senior Vice President - Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101, supervised the preparation of the scientific and technical information concerning Hecla’s mineral projects in this news release, including with respect to the newly acquired Nevada projects. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of sample, analytical or testing procedures for the Greens Creek Mine are contained in a technical report prepared for Hecla titled “Technical Report for the Greens Creek Mine, Juneau, Alaska, USA” effective date March 28, 2013, and for the Lucky Friday Mine are contained in a technical report prepared for Hecla titled “Technical Report on the Lucky Friday Mine Shoshone County, Idaho, USA” effective date April 2, 2014, for the Casa Berardi Mine are contained in a technical report prepared for Hecla titled "Technical Report on the Mineral Resource and Mineral Reserve Estimate for the Casa Berardi Mine, Northwestern Quebec, Canada" effective date March 31, 2014 (the "Casa Berardi Technical Report"), and for the San Sebastian Mine are contained in a technical report prepared for Hecla titled "Technical Report for the San Sebastian Ag-Au Property, Durango, Mexico" effective date September 8, 2015. Also included in these four technical reports is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of sample, analytical or testing procedures for the Fire Creek Mine are contained in a technical report prepared for Klondex Mines, dated November 30, 2017, amended March 2, 2018; the Hollister Mine dated May 31, 2017, amended August 9, 2017; and the Midas Mine dated August 31, 2014, amended April 2, 2015. Copies of these technical reports are available under Hecla's and Klondex’s profiles on SEDAR at www.sedar.com.

Dr. McDonald reviewed and verified information regarding drill sampling, data verification of all digitally-collected data, drill surveys and specific gravity determinations relating to the Casa Berardi mine. The review encompassed quality assurance programs and quality control measures including analytical or testing practice, chain-of-custody procedures, sample storage procedures and included independent sample collection and analysis. This review found the information and procedures meet industry standards and are adequate for Mineral Resource and Mineral Reserve estimation and mine planning purposes.

Cautionary Statements to Investors on Reserves and Resources

Reporting requirements in the United States for disclosure of mineral properties are governed by the SEC and included in the SEC's Securities Act Industry Guide 7, entitled “Description of Property by Issuers Engaged or to be Engaged in Significant Mining Operations” (Guide 7). However, the Company is also a “reporting issuer” under Canadian securities laws, which require estimates of mineral resources and reserves to be prepared in accordance with Canadian National Instrument 43-101 (NI 43-101). NI 43-101 requires all disclosure of estimates of potential mineral resources and reserves to be disclosed in accordance with its requirements. Such Canadian information is being included here to satisfy the Company's “public disclosure” obligations under Regulation FD of the SEC and to provide U.S. holders with ready access to information publicly available in Canada.

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Reporting requirements in the United States for disclosure of mineral properties under Guide 7 and the requirements in Canada under NI 43-101 standards are substantially different. This document contains a summary of certain estimates of the Company, not only of proven and probable reserves within the meaning of Guide 7, but also of mineral resource and mineral reserve estimates estimated in accordance with the definitional standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. Under Guide 7, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination.  The term “economically,” as used in the definition of reserve, means that profitable extraction or production has been established or analytically demonstrated to be viable and justifiable under reasonable investment and market assumptions.  The term “legally,” as used in the definition of reserve, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Hecla must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Hecla’s current mine plans. The terms “measured resources”, “indicated resources,” and “inferred resources” are Canadian mining terms as defined in accordance with NI 43-101. These terms are not defined under Guide 7 and are not normally permitted to be used in reports and registration statements filed with the SEC in the United States, except where required to be disclosed by foreign law. The term “resource” does not equate to the term “reserve”. Under Guide 7, the material described herein as “indicated resources” and “measured resources” would be characterized as “mineralized material” and is permitted to be disclosed in tonnage and grade only, not ounces. The category of “inferred resources” is not recognized by Guide 7. Investors are cautioned not to assume that any part or all of the mineral deposits in such categories will ever be converted into proven or probable reserves. “Resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of such a “resource” will ever be upgraded to a higher category or will ever be economically extracted. Investors are cautioned not to assume that all or any part of a “resource” exists or is economically or legally mineable. Investors are also especially cautioned that the mere fact that such resources may be referred to in ounces of silver and/or gold, rather than in tons of mineralization and grades of silver and/or gold estimated per ton, is not an indication that such material will ever result in mined ore which is processed into commercial silver or gold.

For further information, please contact:

Mike Westerlund

Vice President - Investor Relations

800-HECLA91 (800-432-5291)

Investor Relations

Email: hmc-info@hecla-mining.com

Website: http://www.hecla-mining.com

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Table A – Assay Results – Q2 2018

Casa Berardi (Quebec)

Zone	Drill Hole Number	Drill Hole Section	Drill Hole Azm/Dip	Sample From	Sample To	True Width (feet)	Gold (oz/ton)	Depth From Mine Surface (feet)
Lower 118 - 990-1050 Area	CBP-0686	12117	360/-20	168.0	172.5	13.4	0.12	3416
118	CBP-0686	12120	360/-20	178.5	189.2	32.3	0.14	3433
118	CBP-0687	12087	360/-33	15.0	15.5	1.6	1.49	3252
118	CBP-0689	12085	360/-20	169.8	175.7	19.0	0.14	3409
118	CBP-0693	12058	360/-20	179.5	189.0	29.9	0.14	3421
118	CBP-0695	12120	360/-44	4.0	5.0	3.3	0.55	3237
Upper 123 - 390-430 Area	CBP-0430-003	12487	139/43	21.0	22.9	4.9	0.50	1347
123	CBP-0430-003	12490	139/43	26.7	28.7	4.1	0.20	1334
123	CBP-0430-004	12498	125/32	25.4	34.5	19.2	0.28	1345
123	CBP-0430-005	12517	116/1	38.8	51.8	21.4	0.17	1392
123	CBP-0430-006	12405	353/11	63.9	72.1	25.5	0.15	1357
123	CBP-0430-006	12405	353/11	186.0	194.0	26.1	0.11	1280
123	CBP-0430-006	12405	353/11	199.0	201.5	8.2	0.13	1275
123	CBP-0430-006	12405	353/11	205.9	208.0	7.1	0.18	1271
123	CBP-0430-008	12406	353/-9	58.8	62.7	10.8	0.20	1140
Upper 123 - 450-510 Area	CBP-0530-391	12364	240/22	82.7	90.0	15.3	0.70	1628
123 (125 Zone) - 810-930 Area	CBP-0910-104	12226	173/-26	24.0	32.0	26.2	0.16	2995
123	CBP-0910-104	12230	173/-26	70.0	74.4	9.8	0.20	3053
123	CBP-0910-105	12228	172/-38	33.0	41.0	21.2	0.22	3031
123	CBP-0910-109	12147	243/43	102.6	106.0	7.2	0.44	2720
Lower 123 - 910-950 Area	CBP-0950-086	12406	180/76	9.7	15.0	10.1	0.15	3066
123	CBP-0950-098	12414	153/-5	12.0	16.4	12.1	0.13	3118
123	CBP-0950-101	12256	180/57	67.0	71.1	13.4	0.18	2925
123	CBP-0950-102	12256	179/38	51.1	61.0	31.3	0.13	3122
123	CBP-0950-104	12254	180/-15	34.0	39.4	11.2	0.13	3148
123	CBP-0950-106	12255	280/56	3.0	14.6	35.5	0.14	3118
123	CBP-0950-107	12241	187/46	55.6	61.8	19.0	0.30	2977
123	CBP-0950-117	12257	360/44	25.0	27.7	4.5	0.21	3051
Lower 123 - 990-1050 Area	CBP-0990-060	12182	23/-12	54.7	66.0	33.5	0.13	3278
123	CBP-0990-064	12279	179/-5	73.1	109.0	106.6	0.31	3243
123	CBP-0990-065	12282	179/-13	77.5	111.5	94.0	0.24	3289
123	CBP-0990-066	12281	179/-19	91.7	103.0	31.6	0.26	3319
123	CBP-0990-067	12282	179/-30	68.0	75.0	14.4	0.28	3345
123	CBP-0990-068	12282	179/-36	64.0	81.0	44.0	0.15	3364
123	CBP-0990-068	12280	179/-36	113.0	117.0	9.1	0.44	3438
123	CBP-0990-068	12278	179/-36	126.0	144.0	41.3	0.18	3470
123	CBP-0990-069	12294	170/7	78.0	104.0	82.9	0.22	3181

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Zone	Drill Hole Number	Drill Hole Section	Drill Hole Azm/Dip	Sample From	Sample To	True Width (feet)	Gold (oz/ton)	Depth From Mine Surface (feet)
123	CBP-0990-070	12293	170/-7	69.4	78.0	24.5	0.17	3249
123	CBP-0990-070	12296	170/-7	87.0	107.6	62.8	0.24	3251
123	CBP-0990-071	12293	170/-15	94.0	108.0	42.6	0.18	3316
123	CBP-0990-072	12292	170/-22	99.0	118.0	51.5	0.20	3344
123	CBP-0990-073	12293	170/-29	110.0	134.0	64.7	0.26	3403
123	CBP-0990-076	12272	188/-28	88.0	95.0	12.0	0.45	3368
123	CBP-0990-076	12267	188/-28	119.0	125.0	16.2	0.32	3412
123	CBP-0990-077	12272	188/-34	75.0	101.0	40.2	0.19	3388
123	CBP-0990-078	12269	188/-40	86.6	118.0	21.2	0.22	3426
Surface - EMCP Pit	CBF-148-062	14624	41/-45	112.9	152.0	97.1	0.04	320
148	CBF-148-062	14643	41/-45	164.0	196.0	77.1	0.04	429
148	CBF-148-065	14596	22/-45	119.0	137.4	49.3	0.05	304
148	CBF-148-066	14586	22/-53	96.6	111.0	40.3	0.11	277
148	CBF-148-068	14536	4/-65	74.8	88.5	26.4	0.18	249
148	CBF-148-068	14536	4/-65	96.4	110.0	36.5	0.10	311
148	CBF-148-069	14535	4/-75	103.0	116.0	26.2	0.07	353
Surface - 160 Zone	CBF-160-075	15909	4/-47	255.0	273.0	57.4	0.16	635
160	CBF-160-076	15902	4/-58	60.0	68.7	23.6	0.17	194
160	CBF-160-077	15790	360/-50	425.0	435.0	31.2	0.16	11
160	CBF-160-078	15772	355/-58	423.0	431.0	24.7	0.15	967
160	CBF-160-078	15775	355/-58	471.0	484.5	41.7	0.16	1104
125 Zone	CBP-0666	12537	355/-40	295.0	303.0	22.0	0.05	3073
125 Zone	CBP-0666	12536	355/-40	316.0	320.0	9.8	0.20	3108
Surface - 149 Zone	CBS-18-840	14117	4/-75	1393.5	1399.5	17.4	0.08	3128
146 Zone	CBS-18-863	14424	18/-55	450.0	454.5	11.8	0.02	1113
Surface - West Pillar	CBF-105-001	10973	147/-59	182.3	191.1	17.7	0.07	512
West Pillar	CBS-18-851	10384	186/-59	264.0	270.0	12.1	0.03	748
West Pillar	CBS-18-851	10385	186/-59	324.0	328.5	9.8	0.08	898
West Pillar	CBS-18-865	10995	135/-45	128.0	134.9	10.2	0.02	293
Surface - Principal Area	CBS-17-825	13508	360/-64	376.0	377.0	2.6	0.68	898
134	CBS-17-825	13507	360/-64	406.5	415.3	23.6	0.13	962
134	CBS-17-828	13424	327/-55	343.0	374.3	84.0	0.04	789
134	CBS-17-829	13433	343/-60	445.0	448.0	8.9	0.11	939
134	CBS-18-855	13232	360/-70	360.4	364.2	8.9	0.08	999
134	CBS-18-856	13230	360/-72	473.6	477.8	9.2	0.15	1379
134	CBS-18-866	13205	360/-65	411.2	412.2	12.2	0.16	1118

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Lac Germain (Quebec)

Zone	Drill Hole Number	Drill Hole Section	Drill Hole Azm/Dip	Sample From	Sample To	Width (feet)	True Width (feet)	Gold (oz/ton)	Depth From Mine Surface (feet)
LG_1	CBS-18-945	23175	359/-57	116.5	122.0	5.5	4.4	0.14	105
LG_1	CBS-18-946	23250	358/-56	150.6	154.9	4.3	3.5	0.23	132
LG_1	CBS-18-955	22840	356/-46	623.4	635.2	11.8	10.4	0.32	466
LG_1	Including			627.3	631.2	3.9	3.5	0.67	467
LG_1	CBS-18-965	22940	358/-54	535.1	551.5	16.4	14.2	0.16	431
LG_2	CBS-18-940	23050	357/-58	962.9	976.0	13.1	11.4	0.20	794
LG_2	CBS-18-942	23075	359/-56	196.9	221.5	24.6	20.7	0.15	175
LG_2	CBS-18-942	23075	359/-56	243.1	247.7	4.6	3.9	6.38	204
LG_2	Including			245.7	247.7	2.0	1.7	14.82	204
LG_2	CBS-18-943	23100	359/-56	144.4	149.6	5.2	4.3	0.14	126
LG_2	CBS-18-956	22700	355/-54	511.8	515.1	3.3	4.9	0.12	408
LG_2	CBS-18-957	22770	356/-54	600.4	603.7	3.3	5.0	0.14	481
LG_2	CBS-18-964	22850	359/-55	443.6	446.2	2.6	2.3	0.17	352
LG_3	CBS-18-935	22775	357/-57	1099.4	1110.2	10.8	9.6	0.18	889
LG_3	CBS-18-947	23200	358/-57	625.0	633.5	8.5	7.5	0.13	517
LG_3	CBS-18-954	23125	350/-56	860.6	875.3	14.7	13.1	0.07	705
LG_4	CBS-18-937	22775	360/-56	351.0	358.3	7.3	6.1	0.18	289
LG_4	CBS-18-940	23050	357/-58	1055.8	1059.7	3.9	3.5	0.49	862
LG_4	CBS-18-955	22840	356/-46	871.1	892.4	21.3	19.7	0.17	643
LG_4	CBS-18-957A	22770	358/-45	748.0	751.3	3.3	6.1	0.15	581
LG_4	CBS-18-960	23000	358/-59	902.2	929.8	27.6	24.7	0.12	736
LG_4	CBS-18-961	22775	357/-57	554.5	557.7	3.2	2.9	0.17	450
LG_4	CBS-18-964	22850	359/-55	564.3	567.6	3.3	14.9	0.19	445
LG_4	CBS-18-968	22965	360/-55	571.9	586.6	14.7	12.9	0.19	468

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

San Sebastian (Mexico)

Zone	Drill Hole Number	Sample From (ft)	Sample To (ft)	Width (feet)	True Width (feet)	Gold (oz/ton)	Silver (oz/ton)	Zinc (%)	Lead (%)	Copper (%)	Depth From Mine Surface (feet)
Francine Vein - Polymetallic	SS-1528	472.7	478.5	5.8	4.6	0.02	5.8	2.8	1.2	0.9	397
Francine Vein - Polymetallic	SS-1532	906.9	907.5	0.7	0.4	0.01	38.2	11.8	6.5	7.3	759
Francine Vein - Polymetallic	SS-1541	760.9	763.2	2.2	1.5	0.00	26.9	7.6	8.3	6.0	651
Francine Vein - Polymetallic	SS-1544	732.5	740.0	7.5	4.7	0.01	8.4	6.3	3.3	1.2	628
Francine Vein - Polymetallic	SS-1547	830.9	835.7	4.8	3.1	0.00	6.4	3.9	3.4	1.7	712
Francine Vein - Polymetallic	SS-1553	758.3	764.3	6.0	3.1	0.00	14.5	9.7	8.4	2.3	651
Francine Vein - Polymetallic	SS-1554	1101.9	1107.1	5.2	3.0	0.00	12.3	8.2	3.7	4.0	952
Francine Vein - Polymetallic	SS-1559	436.5	439.7	3.2	2.4	0.06	14.2	0.5	0.6	0.3	366
Francine Vein - Polymetallic	SS-1565	1182.3	1186.7	4.5	2.5	0.00	9.0	6.3	4.6	2.2	1026
Francine Vein - Polymetallic	SS-1571	1469.0	1477.3	8.3	3.9	0.00	6.2	1.1	0.3	2.6	1282
Francine Vein - Polymetallic	SS-1575	784.6	787.4	2.8	2.0	0.01	16.4	2.8	0.8	2.4	676
Francine Vein - Polymetallic	SS-1576	943.9	956.3	12.5	8.3	0.00	2.4	0.7	0.2	0.7	815
Francine Vein - Polymetallic	SS-1578	721.2	734.7	13.5	10.0	0.00	10.2	2.7	2.6	2.1	620
Francine Vein - Polymetallic	SS-1584	894.0	895.4	1.4	0.9	0.00	9.5	7.5	2.3	2.0	777
Francine Vein - Polymetallic	SS-1589	986.8	993.0	6.2	5.6	0.11	13.2	4.6	2.9	2.2	841
Francine Vein - Polymetallic	SS-1601	1325.9	1329.9	4.0	2.7	0.00	10.2	4.2	7.6	2.9	1139
E. Francine	SS-1533	1505.2	1507.3	2.2	3.2	0.07	13.2	0.7	0.5	0.1	1286
E. Francine	SS-1555	1001.1	1004.8	3.7	3.5	0.04	17.1	0.1	0.1	0.0	766
E. Francine	SS-1561	1037.1	1041.3	4.3	4.2	0.07	21.2	0.4	0.2	0.1	927
E. Francine	SS-1570	1072.7	1074.2	1.6	4.5	0.01	13.7	0.1	0.1	0.0	882
E. Francine	SS-1579	1101.2	1106.1	4.9	4.5	0.13	19.3	0.2	0.1	0.1	842
E. Francine	SS-1587	844.4	850.8	6.4	6.1	0.02	18.8	0.1	0.0	0.0	678
W. Francine (RC)	SSRC-220	130.7	137.8	7.1	6.6	0.02	23.7	0.0	0.1	0.0	130
Middle Vein	SS-1552	2065.4	2068.2	2.9	2.3	0.00	9.6	21.1	9.0	4.1	1702
Middle Vein	SS-1584	1796.6	1800.3	3.7	2.5	0.00	8.2	1.3	0.9	5.3	1657
Middle Vein	SS-1531	698.7	701.2	2.6	2.3	0.07	29.7	0.3	0.1	0.0	678
Middle Vein	SS-1536	509.8	515.7	5.9	4.9	0.19	47.6	0.5	0.3	0.1	510
Professor Vein	SS-1539	477.0	485.4	8.4	6.3	1.03	31.0	1.8	1.1	0.3	431
Professor Vein	SS-1541	393.2	398.6	5.4	4.9	0.19	47.6	0.7	0.9	0.1	452
Professor Vein	SS-1545	335.8	336.8	1.0	0.8	0.67	115.2	0.0	0.3	0.1	307
Professor Vein	SS-1573	426.6	428.1	1.5	1.2	0.97	278.0	5.8	1.5	0.8	389

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Greens Creek (Alaska)

Zone	Drill Hole Number	Drillhole Azm/Dip	Sample From	Sample To	True Width (feet)	Silver (oz/ton)	Gold (oz/ton)	Zinc (%)	Lead (%)	Depth From Mine Portal (feet)
East Ore	GC4791	63/30	248.7	251.3	1.9	68.2	0.50	24.8	12.6	847
			263.0	265.0	1.5	24.2	0.34	4.4	2.2	855
	GC4811	63/5	272.5	276.5	3.9	20.4	0.04	21.5	4.8	736
	GC4818	63/28	403.5	404.5	0.7	39.2	0.28	5.3	2.7	905
	GC4822	63/21	347.7	348.8	0.8	100.1	0.84	23.9	11.7	834
	GC4852	63/-75	507.0	509.5	2.4	183.0	1.17	16.6	5.1	168
	GC4867	63/-73	478.0	503.0	24.1	18.8	0.24	12.4	4.7	176
	GC4869	243/-89	529.0	540.0	10.2	12.4	0.12	24.1	11.4	121
Deep 200 South	GC4823	63/-88	299.0	310.0	11.0	11.2	0.09	1.4	0.6	-1575
	GC4828	243/-81	301.5	304.0	2.2	10.2	0.04	3.4	0.6	-1573
	GC4832	243/-70	251.0	253.0	2.0	11.2	0.08	2.9	2.5	-1512
	GC4839	243/-59	180.5	188.5	8.0	101.4	0.09	4.2	2.1	-1432
	GC4839	243/-59	257.5	262.0	4.0	15.4	0.03	7.0	4.5	-1497
	GC4841	243/-49	181.5	185.0	3.1	50.0	0.08	0.5	0.3	-1411
	GC4845	243/-41	195.5	199.0	3.0	30.0	0.02	0.8	0.3	-1403
	GC4861	243/-81	226.0	229.0	3.0	20.3	0.05	10.8	6.2	-1497
			308.5	318.5	10.0	15.1	0.18	1.2	0.5	-1584
	GC4864	243/-70	175.4	179.0	3.6	20.6	0.05	1.1	0.4	-1440
			231.8	243.0	11.1	36.4	0.06	12.3	6.0	-1496
	GC4866	243/-59	240.0	257.0	16.7	11.4	0.02	5.2	2.5	-1480
	GC4868	243/-49	188.5	191.0	2.2	43.6	0.02	0.6	0.3	-1419
			642.8	649.4	6.6	38.3	0.05	0.7	0.3	-1757
	GC4871	243/-41	195.5	196.5	0.9	99.8	0.07	1.3	0.7	-1401
	GC4873	243/-89	331.5	336.5	4.9	15.9	0.11	1.6	0.8	-1612
	GC4880	243/-68	230.0	243.6	11.4	9.4	0.17	1.0	0.6	-1489
	GC4884	243/-49	192.0	194.5	2.5	19.7	0.04	1.0	0.3	-1421
	GC4887	63/-83	379.8	384.5	3.0	22.8	0.38	2.7	1.3	-1658
	GC4891	63/-76	475.5	490.0	6.1	11.2	0.15	1.9	1.0	-1742
	GC4898	243/-78	240.5	253.5	12.6	12.4	0.02	5.6	2.7	-1512
	GC4901	243/-43	191.0	194.5	3.5	20.0	0.03	0.7	0.3	-1410
			492.0	516.8	17.8	36.0	0.04	0.6	0.2	-1611
	GC4906	243/-55	280.0	283.5	3.0	17.4	0.01	2.2	1.0	-1505
			611.0	623.0	12.0	49.4	0.04	1.0	0.5	-1773
	GC4908	243/-36	194.3	201.0	6.5	39.7	0.04	1.0	0.6	-1392
			572.0	587.0	9.2	39.9	0.02	1.3	0.7	-1603
	GC4910	243/-62	238.0	242.5	4.2	13.4	0.01	1.0	0.4	-1491
			605.0	613.0	7.8	26.3	0.04	0.2	0.1	-1814

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Zone	Drill Hole Number	Drillhole Azm/Dip	Sample From	Sample To	True Width (feet)	Silver (oz/ton)	Gold (oz/ton)	Zinc (%)	Lead (%)	Depth From Mine Portal (feet)
	GC4931	243/-69	208.0	238.0	23.6	31.8	0.00	2.2	1.0	-1474
Upper Plate	GC4829	250/41	375.0	383.0	4.8	13.5	0.03	19.9	6.4	318
	GC4836	258/66	121.0	161.0	24.1	42.9	0.04	3.1	1.5	192
	GC4853	251/29	402.0	424.0	11.3	14.9	0.01	11.6	6.6	258
	GC4856	253/36	338.0	349.3	8.9	28.0	0.02	8.3	4.7	260
	GC4870	356/77	168.0	172.0	3.3	49.7	0.00	0.0	0.0	236
	GC4876	40/59	116.5	124.2	5.9	15.3	0.02	1.8	0.9	174
			223.0	245.0	20.8	21.0	0.02	9.7	5.8	263
	GC4881	243/77	176.0	179.0	2.6	16.7	0.31	2.8	1.3	243
			147.0	155.0	7.4	12.4	0.11	2.6	1.4	220
	GC4890	63/64	219.5	226.5	5.7	23.8	0.03	21.5	11.0	271
	GC4895	63/41	181.4	187.2	5.8	16.0	0.01	2.0	1.1	192
			320.5	325.0	4.0	17.1	0.01	16.9	13.7	276
	GC4897	63/28	248.0	254.0	3.2	23.8	0.01	2.5	1.4	187
	GC4911	84/58	218.0	224.3	5.6	19.0	0.02	15.6	8.5	260
	GC4914	74/34	178.5	182.8	4.1	13.1	0.04	4.6	2.8	166
	GC4917	72/21	330.0	340.0	6.4	61.6	0.03	18.7	9.6	189
	GC4806	90/56	509.0	514.0	4.4	15.0	0.00	1.7	0.9	124
Gallagher	GC4875	42/35	20.0	24.0	4.0	8.5	0.03	4.7	3.3	-682
	GC4879	258/3	390.5	414.5	23.9	10.6	0.04	2.0	1.0	-680
	GC4883	254/-1	411.5	414.1	2.5	21.0	0.06	0.8	0.2	-708
			24.0	56.5	16.3	17.9	0.02	9.1	3.8	-703
	GC4886	247/58	17.5	19.5	1.8	20.6	0.02	19.3	9.3	-685
			35.0	39.0	3.6	31.1	0.04	6.4	2.4	-670

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

Fire Creek (Nevada)

Zone	Drill Hole Number	Drill Hole Azm/Dip	Sample From (feet)	Sample To (feet)	Width (feet)	Gold (oz/ton)	Silver (oz/ton)
Hui Wu	FCU-0963	25/-11	247.5	250.0	2.5	0.48	0.2
Hui Wu	FCU-0965	122/14	279.4	284.0	18.6	0.14	0.2
Joyce Splay	FCU-1002	38/6	30.5	32.3	1.8	1.73	0.7
Joyce Splay	FCU-1002	38/6	40.0	40.9	0.9	1.70	0.6
Karen	FCU-0960	46/-15	196.2	200.0	3.8	0.28	0.3
Karen	FCU-0964	64/-3	155.0	161.8	6.8	0.46	0.2
Karen	FCU-0965	122/14	166.4	176.9	10.5	0.17	0.2
Karen	FCU-0965	122/14	243.4	244.0	0.6	0.72	0.7
Karen	FCU-0967	112/-5	243.1	245.2	2.1	0.15	0.2
Karen Splay	FCU-0963	25/-11	238.6	242.3	3.7	0.14	0.1
V08	FCU-0977	106/38	284.9	289.0	4.1	1.08	0.4
V08	FCU-0980	133/-5	290.5	293.5	3.0	0.65	0.7
V08	FCU-0980	133/-5	294.0	295.8	1.8	0.33	0.5
V08	FCU-0981	130/10	238.6	240.8	2.2	0.29	0.5
VN 08	FCU-0971	78/5	162.3	163.4	1.1	0.18	0.5
VN 08	FCU-0972	48/1	189.0	209.0	20.0	0.17	1.6
VN 08	FCU-0975	78/22	205.7	210.0	4.3	0.15	0.2
VN 08	FCU-0976	98/15	185.0	196.5	11.5	0.22	0.5
VN 08	FCU-0993	99/34	269.0	274.0	5.0	0.37	0.1
VN 08	FCU-0996	99/42	295.0	298.0	3.0	0.31	1.0
VN 08 Splay	FCU-0976	98/15	200.0	202.5	2.5	0.20	0.3
VN 08 Splay	FCU-0988	24/22	287.7	290.5	2.8	0.37	0.1
VN 44	FCU-0957	121/-38	54.0	56.2	2.2	0.20	0.6
VN 44	FCU-0972	48/1	50.1	50.9	0.8	0.47	0.5
VN 63	FCU-0957	121/-38	276.4	280.7	4.3	0.18	0.1
Vonnie	FCU-0974	60/13	128.0	129.1	1.1	0.79	0.4
Vonnie	FCU-0975	78/22	173.1	183.7	10.6	0.28	0.5
Vonnie	FCU-0977	106/38	179.0	183.0	4.0	0.34	0.4
Vonnie	FCU-0978	47/16	182.6	183.5	0.9	2.37	1.4
Vonnie	FCU-0982	119/4	92.7	94.0	1.3	0.90	0.7
Vonnie	FCU-0983	76/35	191.6	212.6	21.0	0.36	0.6
Vonnie	FCU-0986	50/29	178.0	180.2	2.2	0.68	0.6
Vonnie	FCU-0989	24/22	160.0	166.6	6.6	3.35	2.1
Vonnie	FCU-0991	41/7	180.0	182.2	2.2	1.50	0.3
Vonnie	FCU-0995	70/14	149.0	151.2	2.2	2.07	0.5
Vonnie Splay	FCU-0976	98/15	173.2	177.9	4.7	0.29	0.5
Vonnie Splay	FCU-0985	45/30	225.0	228.1	3.1	0.28	0.4
Vonnie Splay	FCU-0986	50/29	227.6	228.3	0.7	0.52	0.5

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Zone	Drill Hole Number	Drill Hole Azm/Dip	Sample From (feet)	Sample To (feet)	Width (feet)	Gold (oz/ton)	Silver (oz/ton)
Vonnie Splay	FCU-0989	24/22	181.6	190.5	8.9	0.13	0.4
Vonnie Splay	FCU-0991	41/7	171.8	173.8	2.0	0.17	0.1
Vonnie Splay	FCU-0991	41/7	175.4	176.7	1.3	0.47	0.2
Vonnie Splay	FCU-0992	99/22	213.0	214.6	1.6	1.65	1.3
Vonnie Splay	FCU-0995	70/14	159.1	162.0	2.9	0.14	0.1

Midas (Nevada)

Zone	Drill Hole Number	Drill Hole Azm/Dip	Sample From (feet)	Sample To (feet)	Width (feet)	True Width (feet)	Gold (oz/ton)	Silver (oz/ton)
Trinity Exploration	MUC-03070	56/-25	80.00	82.70	2.70	2.7	0.44	0.7
Trinity Exploration	MUC-03075	92/-3	83.50	90.00	6.50	5.1	0.59	0.7
Trinity Exploration	DMC-00353	80/-70	170.00	171.20	1.20	1.2	0.29	0.1
Trinity Exploration	DMC-00353	80/-70	628.00	631.00	3.00	3.0	0.14	0.1
Colorado Grande (V105)	MUC-03063	122/-44	189.00	201.00	12.00	5.3	0.58	67.2
Little Enos (V1055)	MUC-03069	225/-76	228.00	230.00	2.00	1.2	0.09	13.4
Little Enos (V1055)	MUC-03080	236/-86	219.00	222.00	3.00	1.4	0.35	19.8
Little Enos (V1055)	MUC-03081	242/-56	122.30	123.00	0.70	0.6	0.38	41.3
Gold Crown HWall (V305)	MUC-03045	214/21	227.00	228.20	1.20	1.0	3.79	16.2
Gold Crown H Wall (V305)	MUC-03046	241/33	32.70	33.90	1.20	0.9	0.72	4.3
Snow White (V405)	MUC-03038	21/-6	70.50	71.70	1.20	0.8	1.89	44.1
Snow White (V405)	MUC-03039	75/-20	63.50	65.10	1.60	1.4	2.21	29.2
Snow White (V405)	MUC-03040	114/-6	96.40	97.30	0.90	0.6	0.67	37.6
Snow White (V405)	MUC-03041	2.26	51.50	52.60	1.10	2.2	0.31	11.0
Snow White (V405)	MUC-03041B	1.28	64.80	65.70	0.90	0.6	4.39	41.5
Discovery (V505)	MUC-03042	108/-33	274.20	282.00	7.80	3.7	0.16	1.8
Discovery (V505)	MUC-03043	121/-29	326.80	334.30	7.50	2.4	0.20	2.9
Discovery (V505)	MUC-03052	10/-25	127.00	129.00	2.00	1.0	1.28	29.1
Discovery (V505)	MUC-03057	1.35	198.20	202.30	4.10	2.5	0.60	24.8
Discovery (V505)	MUC-03058	2.30	205.30	210.60	5.30	3.1	1.00	17.9
Discovery (V505)	MUC-03059	5.89	184.00	192.40	8.40	5.3	0.33	5.4
Discovery (V505)	MUC-03060	4.14	255.00	272.00	17.00	8.6	0.20	8.5

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Hollister (Nevada)

Zone	Drill Hole Number	Drill Hole Azm/Dip	Sample From (feet)	Sample To (feet)	True Width (feet)	Gold (oz/ton)	Silver (oz/ton)
East Clementine v181	HUC-00026	354/36	453.00	457.00	3.24	0.15	0.1
Gwenevere V58	HUC-00002	20/35	247.00	248.00	0.83	1.58	13.5
Gwenevere V58	HUC-00003	33/18	230.00	235.00	4.61	0.20	0.2
Gwenevere V58	HUC-00005	36/48	343.00	344.90	0.78	0.55	0.1
Gwenevere V59	HUC-00002	20/35	175.00	187.50	10.37	0.47	0.6
Gwenevere V59	including		179.00	179.80	0.66	4.74	7.1
Gwenevere V59	including		187.00	187.50	0.41	1.23	0.5
Gwenevere V59	HUC-00004	35/38	192.50	193.00	0.41	0.49	1.1
Gwenevere V59	HUC-00005	36/48	177.30	182.50	2.13	0.50	0.4
Gwenevere V60	HUC-00003	33/18	105.00	110.00	4.61	0.24	0.1
Gwenevere V60	HUC-00005	36/48	143.00	145.70	1.11	1.07	4.7
Gwenevere V60	including		144.80	145.70	0.37	3.01	13.6
Upper Gloria Vein 22	HUC-00016	191/22	118.50	120.00	0.95	1.05	67.2
Upper Gloria Vein 22	HUC-00017	191/40	150.00	151.00	0.74	0.45	5.2
Upper Gloria Vein 232A	HUC-00013	303/26	95.00	97.00	2.28	0.47	4.8
Upper Gloria Vein 232A	HUC-00014	324/21	73.00	74.50	1.21	1.00	3.9
Upper Gloria Vein 232A	HUC-00016	191/22	37.50	38.50	0.90	1.60	11.2
Upper Gloria Vein 232A	HUC-00017	191/40	42.00	43.00	0.73	0.50	2.8
Upper Gloria Vein 232A	HUC-00030	345/43	99.00	103.00	2.61	0.53	8.0
Upper Gloria Vein 232B	HUC-00014	324/21	164.00	165.30	1.23	0.52	10.8
Central Hollister	HUC-00037	334/36	225.00	225.50	0.30	1.65	0.5
Central Hollister	HUC-00038	334/17	188.00	191.00	2.27	0.51	5.0

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Table B

Reserves – 12/31/20171

Proven Reserves
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (a)	7	12.2	0.09	2.4	6.1	-	89	1	170	440	-
Lucky Friday (a)	4,246	15.4	-	9.6	4.1	-	65,448	-	407,520	175,400	-
Casa Berardi (2)	2,458	-	0.13	-	-	-	-	312	-	-	-
San Sebastian (a)	31	23.3	0.19	-	-	-	712	6	-	-	-
Fire Creek (3)(b)	74	0.9	0.94	-	-	-	68	70	-	-	-
Hollister (4)(b)	41	4.4	0.59	-	-	-	182	24	-	-	-
Midas (5)(b)	51	6.6	0.77	-	-	-	338	40	-	-	-
Total…………	6,909						66,838	452	407,690	175,840	-

Probable Reserves
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (a)	7,543	11.9	0.10	3.0	8.1	-	90,130	725	224,880	614,390	-
Lucky Friday (a)	1,387	11.4	-	7.6	3.7	-	15,815	-	104,720	50,640	-
Casa Berardi (2)	11,413	-	0.10	-	-	-	-	1,181	-	-	-
San Sebastian (a)	368	13.1	0.10	-	-	-	4,809	37	-	-	-
Fire Creek (3)(b)	207	0.5	0.52	-	-	-	106	108	-	-	-
Hollister (4)(b)	35	5.1	0.55	-	-	-	178	20	-	-	-
Midas (5)(b)	80	6.3	0.60	-	-	-	502	48	-	-	-
Total……………	21,031						111,541	2,118	329,600	665,030	-

Proven and Probable Reserves
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (a)	7,550	11.9	0.10	3.0	8.1	-	90,219	725	225,050	614,840	-
Lucky Friday (a)	5,632	14.4	-	9.1	4.0	-	81,264	-	512,240	226,030	-
Casa Berardi (2)	13,871	-	0.11	-	-	-	-	1,494	-	-	-
San Sebastian (a)	398	13.9	0.11	-	-	-	5,520	43	-	-	-
Fire Creek (3)(b)	282	0.6	0.63	-	-	-	175	177	-	-	-
Hollister (4)(b)	77	4.7	0.57	-	-	-	360	44	-	-	-
Midas (5)(b)	131	6.4	0.67	-	-	-	840	88	-	-	-
Total……………..	27,940						178,379	2,571	737,290	840,870	-

(a) Mineral reserves are based on $1200 gold, $14.50 silver, $0.90 lead, $1.05 zinc, unless otherwise stated.
(b) Mineral reserves are based on $1200 gold and $17.00 silver.

(1)  The term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in the definition of reserve, means that profitable extraction or production has been established or analytically demonstrated to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in the definition of reserve, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Hecla must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Hecla’s current mine plans.

(2) Mineral reserves are based on $1200 gold and a US$/CAN$ exchange rate of 1:1.4 Reserve diluted to an average of 34.7% to minimum width of 9.8 feet (3 m).
Open pit mineral reserves of the Principal Mine were estimated in February 2011 by BBA Inc. based on $950 gold and a US$/CAN$ exchange rate of 1:1. Reserve diluted to 10%
Technical Report on the Pre-Feasibility Study for the Casa Berardi Principal Zone Open-Pit Project, La Sarre, Quebec, February 2011
Prepared by: Patrice Live, Eng. - BBA Inc.; Amanda Fitch, Jr. Eng. - BBA Inc.; Andre Allaire, Eng., M. Eng., Ph.D. - BBA

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

    Open pit mineral reserves of the 160 and 134 Zones were estimated in January 2018 by Hecla Quebec and Mine Development Associates based on $1225 gold and a US$/CAN$ exchange rate of 1.3. (dilution, mining recovery assumptions)

Hecla Mining, Casa Berardi 160 and 134 Zones, Open Pit Mining Study - 2017
January12, 2018, by Mine Development Associates, Thomas L. Dyer, P.E.

(3) Mineral reserves as of April 1, 2018. Recoveries applied to Fire Creek for gold and silver are 93% and 88% respectively. Cutoff grade of 0.282 Au opt and an incremental cutoff grade of 0.090 Au opt. Unplanned dilution of 10 to 17% (depending on mining method) and 5% mining loss are included.

(4) Mineral reserves as of April 1, 2018. Recoveries applied to Hollister for gold and silver are 92% and 60% respectively. Cutoff grade of 0.394 Au opt and an incremental cutoff grade of 0.065Au opt. Unplanned dilution of 10 to 17% (depending on mining method) and 5% mining loss are included.

(5) Mineral reserves as of April 1, 2018. Recoveries applied to Midas for gold and silver are 93% and 88% respectively. Cutoff grade of 0.365 Au opt and an incremental cutoff grade of 0.066Au opt. Unplanned dilution of 10 to 15% (depending on mining method) and 5% mining loss are included.

Table C

Resources – 12/31/17

Measured Resources
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (c)	341	9.1	0.09	2.4	8.3	-	3,086	30	8,090	28,420
Lucky Friday (6)(c)	7,371	7.6	-	4.9	2.7	-	55,947	-	361,590	200,280	-
Casa Berardi (7)	2,210	-	0.17	-	-	-	-	319	-	-	-
San Sebastian (8)(c)	-	-	-	-	-	-	-	-	-	-	-
Fire Creek (10)(d)	67	1.1	1.22	-	-	-	71	82	-	-	-
Hollister (11)(d)	190	2.7	0.47	-	-	-	509	89	-	-	-
Midas (12)(e)	330	6.2	0.36	-	-	-	2,044	120	-	-	-
Heva (9)	5,480	-	0.06	-	-	-	-	304	-	-	-
Hosco (9)	33,070	-	0.04	-	-	-	-	1,296	-	-	-
Rio Grande Silver (14)(c)	-	-	-	-	-	-	-	-	-	-	-
Star (15)(a)	-	-	-	-	-	-	-	-	-	-	-
Total…………………..	49,058						61,656	2,239	369,680	228,700	-

Indicated Resources
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (c)	2,464	11.4	0.09	2.9	7.6	-	28,211	229	72,120	187,060	-
Lucky Friday (6)(c)	2,344	8.2	-	5.3	2.5	-	19,202	-	123,120	58,160	-
Casa Berardi (7)	11,037	-	0.10	-	-	-	-	1,055	-	-	-
San Sebastian (8)(c)	1,506	5.8	0.07	2.9	3.8	1.7	8,796	103	15,520	20,350	9,020
Fire Creek (10)(d)	351	0.6	0.52	-	-	-	196	181	-	-	-
Fire Creek (Open Pit) (13)(d)	42,877	0.1	0.03	-	-	-	2,350	1,093	-	-	-
Hollister (11)(d)	228	1.7	0.38	-	-	-	381	87	-	-	-
Midas (12)(e)	574	4.2	0.32	-	-	-	2,397	182	-	-	-
Heva (9)	5,570	-	0.07	-	-	-	-	369	-	-	-
Hosco (9)	31,620	-	0.04	-	-	-	-	1,151	-	-	-
Rio Grande Silver (14)	516	14.8	-	2.1	1.1	-	7,620	-	10,760	5,820	-
Star (15)(c)	1,126	2.9	-	6.2	7.4	-	3,301	-	69,900	83,410	-
Total……………………	100,212						72,452	4,449	291,420	354,800	9,020

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Measured & Indicated Resources
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (b)	2,805	11.2	0.09	2.9	7.7	-	31,296	259	80,210	215,480	-
Lucky Friday (6)(b)	9,715	7.7	-	5.0	2.7	-	75,148	-	484,700	258,430	-
Casa Berardi (7)	13,246	-	0.10	-	-	-	-	1,373	-	-	-
San Sebastian (8)(b)	1,506	5.8	0.07	2.9	3.8	1.7	8,796	103	15,520	20,350	9,020
Fire Creek (10)(d)	418	0.6	0.63	-	-	-	267	263	-	-	-
Fire Creek (Open Pit) (13)(d)	42,877	0.1	0.03	-	-	-	2,350	1,093	-	-	-
Hollister (11)(d)	417	2.1	0.42	-	-	-	890	176	-	-	-
Midas (12)(e)	904	4.9	0.33	-	-	-	4,441	301	-	-	-
Heva (9)	11,050	-	0.06	-	-	-	-	672	-	-	-
Hosco (9)	64,690	-	0.04	-	-	-	-	2,447	-	-	-
Rio Grande Silver (14)	516	14.8	-	2.1	1.1	-	7,620	-	10,760	5,820	-
Star (15)(c)	1,126	2.9	-	6.2	7.4	-	3,301	-	69,900	83,410	-
Total…………………………..	149,269						134,108	6,687	661,090	583,490	9,020

Inferred Resources
	Tons	Silver	Gold	Lead	Zinc	Copper	Silver	Gold	Lead	Zinc	Copper
Asset	(000)	(oz/ton)	(oz/ton)%		%	%	(000 oz)	(000 oz)	(Tons)	(Tons)	(Tons)
Greens Creek (c)	2,708	12.1	0.08	2.7	6.9	-	32,711	222	73,350	185,660	-
Lucky Friday (16)(c)	2,820	8.7	-	6.3	2.7	-	24,646	-	178,970	75,270	-
Casa Berardi (7)	6,980	-	0.10	-	-	-	-	717	-	-	-
San Sebastian (17) (c)	2,915	5.5	0.03	1.8	2.5	1.5	15,978	95	23,660	33,770	19,520
Fire Creek (10)(d)	1,170	0.4	0.45	-	-	-	492	523	-	-	-
Fire Creek (Open Pit) (13)(d)	31,707	0.1	0.03	-	-	-	2,882	1,085	-	-	-
Hollister (11)(d)	111	2.6	0.39	-	-	-	285	44	-	-	-
Midas (12)(e)	564	2.8	0.31	-	-	-	1,601	172	-	-	-
Heva (9)	4,210	-	0.08	-	-	-	-	350	-	-	-
Hosco (9)	7,650	-	0.04	-	-	-	-	314	-	-	-
Rio Grande Silver (18)	3,078	10.7	0.01	1.3	1.1	-	33,097	36	40,990	34,980	-
Star (19)(c)	3,157	2.9	-	5.6	5.5	-	9,432	-	178,670	174,450	-
Monte Cristo (20)	913	0.3	0.14	-	-	-	271	131	-	-	-
Rock Creek (21)	100,086	1.5	-	-	-	0.7	148,736	-	-	-	658,680
Montanore (22)	112,185	1.6	-	-	-	0.7	183,346	-	-	-	759,420
Total…………………………..	280,253						453,477	3,689	495,640	504,130	1,437,620

Note: All estimates are in-situ except for the proven reserves at Greens Creek and San Sebastian which are in surface stockpiles. Resources are exclusive of reserves.

(a) Mineral reserves are based on $1200 gold, $14.50 silver, $0.90 lead, $1.05 zinc, unless otherwise stated.
(b) Mineral reserves are based on $1200 gold and $17.00 silver.
(c) Mineral resources are based on $1350 gold, $21 silver, $0.95 lead, $1.10 zinc and $3.00 copper, unless otherwise stated.
(d) Mineral resources are based on $1400 gold and $19.83 silver unless otherwise stated.
(e) Mineral resources are based on $1400 gold and $18.77 silver unless otherwise stated.
of 10 to 15% (depending on mining method) and 5% mining loss are included.
(6) Measured and indicated resources from Gold Hunter and Lucky Friday vein systems are diluted and factored for expected mining recovery.

(7) Measured, indicated and inferred resources are based on $1,350 gold and a US$/CAN$ exchange rate of 1:1.4. Underground resources are reported at a minimum mining width of 6.6 to 9.8 feet (2 m to 3 m)

Open pit mineral resources of the Principal Mine were estimated in February 2011 by BBA Inc. based on $950 gold and a US$/CAN$ exchange rate of 1:1
Technical Report on the Pre-Feasibility Study for the Casa Berardi Principal Zone Open-Pit Project, La Sarre, Quebec, February 2011
Prepared by: Patrice Live, Eng. - BBA Inc.; Amanda Fitch, Jr. Eng. - BBA Inc.; Andre Allaire, Eng., M. Eng., Ph.D. - BBA

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

(8) Indicated resources reported at a minimum mining width of 6.6 feet (2 m) for Hugh Zone and 4.9 feet (1.5 m) for Andrea Vein, Middle Vein, and North Vein. East Francine resources reported at actual vein width.

(9) Measured, indicated and inferred resources were estimated in by Goldminds Geoservices Inc. with effective date 12-July-2013, and are based on $1,300 gold and a US$/CAN$ exchange rate of 1:1.
The resources are in-situ without dilution and material loss.
NI43-101 Technical Report, Mineral Resource Update, Heva-Hosco Gold Projects, Rouyn-Noranda, Quebec, Hecla Quebec, December 2013
Prepared by: Claude Duplessis, Eng. Project Manager - GoldMinds Geoservices Inc.; Maxime Dupéré, P.Geo - SGS Canada Inc. (Geostat)

(10) Measured, indicated and inferred resources as of April 1, 2018 at Fire Creek have been calculated using metallurgical recoveries for gold and silver of 94% and 92% respectively. Cut-off grade of 0.974 Au equivalent opt-feet and a diluted

     Au equivalent cut-off grade of 0.228 opt. The minimum mining width is defined as four feet or the vein true thickness plus two feet, whichever is greater. Included 7% unplanned dilution and 5% mining losses.

(11) Measured, indicated and inferred resources as of April 1, 2018 at Hollister have been calculated using metallurgical recoveries for gold and silver of 92% and 60% respectively. Cut-off grade of 1.013 Au equivalent opt-feet and a diluted

      Au equivalent cut-off grade of 0.239 opt. The minimum mining width is defined as four feet or the vein true thickness plus two feet, whichever is greater. Included 10% unplanned dilution and 5% mining losses.

(12) Measured, indicated and inferred resources as of April 1, 2018 at Midas have been calculated using metallurgical recoveries for gold and silver of 93% and 88% respectively. Cut-off grade of 0.892 Au equivalent opt-feet and a diluted

      Au equivalent cut-off grade of 0.203 opt. The minimum mining width is defined as four feet or the vein true thickness plus two feet, whichever is greater. Included 10% unplanned dilution and 5% mining losses.

(13) Indicated and inferred resources as of April 1, 2018 for Fire Creek (open pit) have been calculated using metallurgical recoveries for gold and silver of 65% and 30%, respectively and for oxide mineralization of 60% and 25% respectively for mixed mineralization. Open pit resources are calculated at a cut-off grade of 0.01 AuEq opt and inclusive of 10% mining dilution and 5% ore loss. Open pit mineral resources are exclusive of underground mineral resources.

(14) Indicated resources reported at a minimum mining width of 6.0 feet for Bulldog; resources based on $26.5 Ag, $0.85 Pb, and $0.85 Zn
(15) Indicated resources reported at a minimum mining width of 4.3 feet.
(16) Inferred resources from Gold Hunter and Lucky Friday vein systems are diluted and factored for expected mining recovery.

(17) Inferred resources reported at a minimum mining width of 6.6 feet (2 m) for Hugh Zone and 4.9 feet (1.5 m) for Andrea Vein, Middle Vein, and North Vein. East Francine resources reported at actual vein width.

(18) Inferred resources reported at a minimum mining width of 6.0 feet for Bulldog, 5.0 feet for Equity & North Amethyst veins; resources based on $1400 Au, $26.5 Ag, $0.85 Pb, and $0.85 Zn.
(19) Inferred resources reported at a minimum mining width of 4.3 feet.
(20) Inferred resource reported at a minimum mining width of 5.0 feet; resources based on $1400 Au, $26.5 Ag.
(21) Inferred resource reported at a minimum thickness of 15 feet
Inferred resources at Rock Creek adjusted given mining restrictions as defined by U.S. Forest Service - Kootenai National Forest in the June 2003 'Record of Decision, Rock Creek Project'.
(22) Inferred resource reported at a minimum thickness of 15 feet
Inferred resources at Montanore adjusted given mining restrictions as defined by U.S. Forest Service, Kootenai National Forest, Montana DEQ in the December 2015 'Joint Final EIS, Montanore Project'
and the February 2016 U.S Forest Service - Kootenai National Forest 'Record of Decision, Montanore Project'.

* Totals may not represent the sum of parts due to rounding

Hecla Mining Company ● 1-800-432-5291 ● hmc-info@hecla-mining.com

August 7, 2018

Hecla
MINING COMPANY

NYSE:HL

Exploration Update

To accompany 08/07/18 news release

Cautionary Statements

Hecla MINING COMPANY

NYSE:HL

Cautionary Statement Regarding Forward Looking Statements.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws, including Canadian Securities laws. Such forward-looking statements may include, without limitation: (i) estimates of future production and sales; (ii) estimates of future costs and cash cost, after by-product credits per ounce of silver/gold; (iii) guidance for 2018, including the impact of the Lucky Friday strike, on silver and gold production, silver equivalent production, cash cost and AISC, after by-product credits, capital expenditures and pre-development and exploration expenditures (which assumes metal prices of gold at $1,225/oz., silver at $17.25/oz., zinc at $1.30/lb. and lead at $1.00/lb. and USD/CAD assumed to be $0.79, USD/MXN assumed to be $0.06); (iv) expectations regarding the development, growth and exploration potential of the Company's projects; (v) expectations of adding reserves and resources; (vi) the possibility of increasing production due to accessing higher grade material and potentially new surface pits at Casa Berardi and potential new resources at Lac Germain; (vii) possible strike extensions of veins at San Sebastian, potential for new discoveries, and ability to extend mine life through 2020; and (viii) expectations of grade increases at depth at Lucky Friday. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) political/regulatory developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) the exchange rate for the Canadian dollar to the U.S. dollar and Mexican Peso to the U.S. Dollar, being approximately consistent with current levels; (v) certain price assumptions for gold, silver, lead and zinc; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of our current mineral reserve and mineral resource estimates; and (viii) the Company's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the "forward-looking statements." Such risks include, but are not limited to gold, silver and other metals price volatility, operating risks, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, community relations, conflict resolution and outcome of projects or oppositions, litigation, political, regulatory, labor and environmental risks, and exploration risks and results, including that mineral resources are not mineral reserves, they do not have demonstrated economic viability and there is no certainty that they can be upgraded to mineral reserves through continued exploration. For a more detailed discussion of such risks and other factors, see the Company's 2017 Form 10-K, filed on February 15, 2018 with the Securities and Exchange Commission (SEC), as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Continued reliance on "forward-looking statements" is at investors' own risk.

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "measured resources," "indicated resources," and "inferred resources" that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC, except in certain circumstances. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

-2-

Casa Berardi - Mine Site Mineralization Trends

High-grade mineralized trends defined from surface and underground drilling

Hecla MINING COMPANY

NYSE:HL

Hecla QUEBEC
CASA BERARDI MINE
Surface Infrastructures
West Mine Area
Principal Area
Proposed Principal Pit
Preliminary 134 Pit
EMCP Pit
East Mine Area
Proposed 160 Pit
160 Zone
WMCP Zone
Casa Berardi Fault
134 Zone
BM 768
BM 833
EMCP Zone
Proposed EMCP West Extension
Zone Projection
Composite Longitudinal Section
2.7 miles
W
E
134 Zone
EMCP Zone
160 Zone
124 Zone
123 Zone
123 Zone
123 Zone
118 Zone
118 Zone
West Mine & 113 Area
124 Area
East Mine Area
Instope Q218
Definition Q218
Proven & Probable Reserves
Measured & Indicated Resources
Inferred Resources
Past Production
Existing Infrastructure
Proposed Development
2000ft

-3-

Casa Berardi – Expansion of Mineralized trends

High-grade mineralized trends extended with surface and underground drilling

Hecla MINING COMPANY
NYSE:HL

Hecla QUEBEC
CASA BERARDI MINE
Surface Infrastructures
West Mine Area
Principal Area
Proposed Principal Pit
Preliminary 134 Pit
EMCP Pit
East Mine Area
Proposed 160 Pit
BM 768
NW-SW
Casa Berardi Fault
134 Zone
BM 833
Proposed EMCP West Extension
146 Zone
140 Zone
Zone Projection
Composite Longitudinal Section
W
2.7 miles
E
NW-SW
134 Zone
140 Zone
125 Zone
123 Zone
Surface Exploration Q218
UG Exploration Q218
East Mine Area
West Mine & 113 Area
2000ft
Proven & Probable Reserves
Measured & Indicated Resources
Inferred Resources
Past Production
Existing Infrastructure
Proposed Development

-4-

Casa Berardi - Underground Drilling

High-grade at depth and along strike; high-grade from surface on 123 Zone

Hecla MINING COMPANY
NYSE:HL

3D Model

1000 feet

123 Zone - 810-930 Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBP-0910-104	26.2	0.16
CBP-0910-104	12.7	0.13
CBP-0910-105	21.2	0.22
CBP-0910-109	7.2	0.44

134 Zone -Principal Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBS-17-825	2.6	0.68
CBS-17-828	84.0	0.04
CBS-17-829	9.8	0.05
CBS-17-829	14.8	0.02
CBS-17-829	8.9	0.11
CBS-18-855	8.9	0.08
CBS-18-856	9.2	0.05
CBS-18-866	2.2	0.16

Lower 118 990-1050 Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBP-0686	13.4	0.22
CBP-0686	32.3	0.14
CBP-0687	1.6	1.49
CBP-0689	19.0	0.14
CBP-0693	8.8	0.25
CBP-0693	29.9	0.14
CBP-0695	3.3	0.50

123 Zone 990-1050 Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBP-0990-065	94.0	0.24
CBP-0990-066	31.6	0.26
CBP-0990-068	44.0	0.15
CBP-0990-068	9.1	0.44
CBP-0990-072	51.5	0.20
CBP-0990-076	12.0	0.45
CBP-0990-076	16.2	0.32
CBP-0990-078	51.4	0.22
CBP-0990-080	89.3	0.15

Lower 125 Zone		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBP-0666	22.0	0.05
CBP-0666	11.2	0.03
CBP-0667	1.0	0.12
CBP-0667	7.2	0.24
CBP-0667	8.5	0.07
CBP-0667	9.8	0.10

JULY 2018

-5-

Casa Berardi - Surface Drilling

Infill and exploration drilling of west extension of EMCP Pit; deeper 160 Pit

Hecla MINING COMPANY
NYSE:HL

3D Model
Proposed EMCP Pit
EMCP Pit
Proposed 160 Pit
1000 feet

Surface EMCP Pit		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBF-148-062	97.1	0.04
CBF-148-066	40.3	0.11
CBF-148-067	9.9	0.13
CBF-148-068	26.4	0.18
CBF-148-068	36.5	0.10
CBF-148-073	14.0	0.12
CBF-148-074	13.0	0.09

East Mine 160 Zone Area		
Drill Hole Number	True Width (Feet)	Gold (oz/ton)
CBF-160-075	57.4	0.16
CBF-160-076	23.6	0.17
CBF-160-077	13.2	0.12
CBF-160-077	31.2	0.16
CBF-160-078	24.7	0.15
CBF-160-078	41.7	0.16
CBF-160-079	22.6	0.07

July 2018

-6-

Casa Berardi – Open Pits Along Deformation Zone

Lac Germain deposit identified 4.5 miles from mining lease

NYSE:HL

CASA BERARDI MINE & LAC GERMAIN DEPOSIT
Surface Infrastructures
2.7 miles
4.5 miles
West Shaft
East Shaft
West Mine Area
Principal Area
East Mine Area
Proposed Principal Pit
Preliminary 134 Pit
EMCP Pit
Proposed 160 Pit
BM 833
Proposed EMCP West Extension
Theo Bridge
Lac Germain Deposit
Germain Lake
Projection of Casa Berardi Deformation Zone
Zone Projection
0 2000ft
Composite Longitudinal Section
W
E
2.7 miles
4.5 miles
Proven & Probable Reserves
Measured & Indicated Resources : 1,373,400 oz
Inferred Resources : 717,400 oz
Proven & Probable Reserves
Measured & Indicated Resources
Inferred Resources
Past Production
Existing Infrastructure
Proposed Development
West Mine & 113 Area
118-123 & 124 Area
East Mine Area
Lac Germain Area
0 2000ft

-7-

Gold-Bearing Lenses of Lac Germain Deposit

Multiple lenses extend from surface to depth

Hecla MINING COMPANY
NYSE:HL

S
N
Wacke and Iron Formation
Section 23100 E
Looking N257°
Mafic Volcanics
0.11/29.0
Oz/ton/feet
14.82 /2.0
0.84 /1.7
0.07/11.3
0.14/4.3
-250
0.11/14.2
0.47/2.6
0.11/29.0
0.23/11.4
-750
0.33/3.6
0.55/14.2
0.17/24.0
-1000
LG-1
LG-2
LG-3
LG-4
LG-5
Greywacke
0 Feet 250
Surface
Bedrock
Section 23100E
LG-4
LG-2
LG-3
LG-3
500 ft North
500 ft East
Looking N322°

-8-

Lac Germain – Longitudinals of Key Lenses

High-grade, near-surface; steep-plunging, high-grade shoot to depth

NYSE:HL

LG-2 Zone
Looking North
E
6.38/3.9
0.27/8.4
0.22/9.1
0.17/7.1
0.20/11.4
250 ft
500 ft
750 ft
1000 ft
1250 ft
Grade * Thickness
oz/ton * feet
3.0
2.5
2.0
1.5
1.0
0.5
0
0.22/9.1
oz/ton / feet
2018 DDH
Historical DDH
500 feet

LG-3 Zone
Looking North
E
Greywacke
0.28/8.3
0.24/10.1
0.18/9.6
0.28/31.7
250 ft
500 ft
750 ft
1000 ft
1250 ft
Grade * Thickness
oz/ton * feet
3.0
2.5
2.0
1.5
1.0
0.5
0
0.18/9.6
oz/ton / feet
2018 DDH
Historical DDH
500 feet

-9-

San Sebastian - Strong Exploration Potential

Continued strong results near mine infrastructure

NYSE:HL

North Vein Exploration Drilling
West Francine RC Drilling
San Judas Vein
North Vein
West Francine Vein
Middle Vein
Francine Vein
E. Francine Vein
Professor Vein
N
Middle Vein Polymetallic Exploration Drilling
East Francine Vein Exploration Drilling
Francine Vein Polymetallic Infill Drilling
Professor Vein Exploration Drilling
LEGEND
Q218 Drilling Area
Vein or Vein Projection
Programmed Pit Outlines
Mine Infrastructure
0
0.5
miles

-10-

Francine Vein - Polymetallic and Oxide Potential

Polymetallic traced over 8,000 feet of strike length; Oxide dropped east of fault

NYSE:HL

SAN SEBASTIAN MINE AREA
LEGEND
Current Pit Design
Vein or Vein Projection
Section Location
FRANCINE VEIN LONGITUDINAL SECTION
(Looking NE)
EAST FRANCINE VEIN OXIDE MINERALIZATION
FRANCINE VEIN POLYMETALLIC MINERALIZATION
NW
INFILL AREA A 17 HOLES
INFILL AREA B 7 HOLES
INFILL AREA C 16 HOLES
38.3 oz/ton silver and 0.11 oz/ton gold over 5.2 feet
$NSR VALUE PER TON (5.9 FT DILUTED)
$400
$300
$200
$100
$50
$25
$10
6,500
6,000
5,500
5,000
4,500
10.2 oz/ton silver 2.1% Cu, 2.6% Pb, 2.7% Zn over 10.0 feet
13.2 oz/ton silver 2.2% Cu, 2.9% Pb, 4.6% Zn over 5.6 feet
13.0 oz/ton silver and 0.12 oz/ton gold over 4.7 feet
19.3 oz/ton silver and 0.13 oz/ton gold over 4.5 feet
FAULT
PROGRAMMED DRILL HOLE
DRILL HOLE ASSAYS PENDING
DRILL HOLE INTERCEPT
$140 NSR + CUTOFF FOR UG MINING
JULY 2018
SCALE
0
500
1000
FEET

-11-

Francine Vein Defined to the West

New, near-surface mineralization identified with reverse circulation drilling

Hecla MINING COMPANY
NYSE:HL

SAN SEBASTIAN MINE AREA
LEGEND
Current Pit Design
Vein or Vein Projection
Section Location
FRANCINE VEIN LONGITUDINAL SECTION
(Looking NE)
WEST FRANCINE VEIN OXIDE MINERALIZATION
FRANCINE VEIN POLYMETALLIC MINERALIZATION
23.7 oz/ton silver
0.02 oz/ton gold
over 5.0 feet (RC)
$NSR VALUE PER TON (5.9 FT DILUTED)
$400
$300
$200
$100
$50
$25
$10
PROPOSED DRILL HOLE
DRILL HOLE ASSAYS PENDING
DRILL HOLE INTERCEPT
$140 NSR + CUTOFF FOR UG MINING
SCALE
FEET

-12-

Oxide Opportunities Along the Professor Vein

High-grade oxide areas within 500 feet of Francine Vein mine infrastructure

Hecla MINING COMPANY

NYSE:HL

SAN SEBASTIAN MINE AREA
N
LEGEND
Current Pit Design
Vein or Vein Projection
Section Location
PROFESSOR VEIN LONGITUDINAL SECTION
(Looking NE)
PAST PITS
PAST PITS
SE
$NSR VALUE PER TON (5.9 FT DILUTED)
$400
$300
$200
$100
$50
$25
$10
6,500
6,000
5,500
5,000
1.03 oz/ton gold and 31.0 oz/ton silver over 6.3 feet
0.67 oz/ton gold and 115.2 oz/ton silver over 2.8 feet
0.97 oz/ton gold and 278.0 oz/ton silver over 1.2 feet
JULY 2018
PROGRAMMED DRILL HOLE
DRILL HOLE ASSAYS PENDING
DRILL HOLE INTERCEPT
$140 NSR + CUTOFF FOR UG MINING
SCALE
0
500
1000
FEET

-13-

Greens Creek - Adding to the Known Trends

Drilling expected to continue to convert resources into reserves

Hecla MINING COMPANY
NYSE:HL

Plan View- Second Quarter Drilling
Upper Plate Definition & Exploration
Lower Southwest Definition & Exploration
East Ore Zone
200South Definition
D200South Exploration
Gallagher Exploration
Trends of Mineralization
1500 Feet
N

-14-

Fire Creek - Underground Definition Drilling

Upgrading inferred resources and extending productive veins

Hecla MINING COMPANY
NYSE:HL

Spiral 2 (Infill)

Updip and to north of the Joyce Splay

- 1.08 oz/ton gold over 4.3 feet
- 0.85 oz/ton gold over 3.0 feet

Karen continues south to Spiral 4

- 0.46 oz/ton gold over 6.8 feet

Spiral 3 (Infill)

Good results on Vonnie and Vonnie Splay

- 0.36 oz/ton gold over 21.0 feet
- 3.35 oz/ton gold over 6.6 feet

Spiral 4 (Infill)

Drilling has extended ore updip and along strike.

- 3.79 oz/ton gold over and 16.2 oz/ton silver over 1.1 feet

A'
Spiral 3
767000 N
766000 N
Spira
Drill Shadow Area
2018 Development
2019 Development
2020 Development
Mined out
Target Area
N
1000 Feet
764000 N
643000 E
644000 E
645000 E
A

-15-

Fire Creek - H218 Surface Exploration Drilling

Evaluating four targets; Zeus is a continuation of 2017 success

Hecla MINING COMPANY

NYSE:HL

Spiral 10 -Zeus
Fire Creek Trend
Far View
Guard Shack
South Notice
Fire Creek Mine PoO
Proposed Collars
Proposed Holes
Fire Creek Trend
Modeled Vein
Drill Target Area
Fire Creek Mine
N
1 Mile

Objectives

- Extend known veins to the south at Guard Shack
  - Bring southern extent of Joyce into inferred resource
  - Test Vein 09 and other eastern veins for mineralization along trend of know ore bodies
- Extend inferred resource at Zeus along strike at the Spiral 10 target
- Test strong geophysical anomaly at the Far View target
  - Far View structure contained anomalous Au mineralization to the north
- Complete Induced Polarization/Resistivity survey at South Notice and drill initial exploration holes testing geophysical and Au soil anomalies

-16-

Hollister - Underground Definition Drilling

Upgrading inferred resources; Extending resources at east and west limits

Hecla MINING COMPANY
NYSE:HL

Legend
UG Workings
Planned DH
Completed DH
West Gloria
Gloria
Extend drilling to unconformity
Clementine
Gwenevere
Site preparation planned
4
Surface drilling to commence in August
Hatter Veins
9
9
Hatter
Rowena
N
1,000 ft
322000 N
321000 N
320000 N
319000 N
318000 N
317000 N
316000 N
225000 E
226000 E
227000 E
228000 E
229000 E
230000 E
231000 E
232000 E
233000 E
234000 E
235000 E
236000 E
237000 E

-17-

Hollister - Surface Drilling in Three Areas

Rowena/Gloria targeting new term; Hatter Graben the future

Hecla MINING COMPANY
NYSE:HL

Hatter Graben

- Designed to extend current resource to the east and west
- Drilling commenced in early August

Rowena

- Collared in East Pit to define most northerly east-west veins

West Gloria

- To extend Gloria veins west beyond the veins currently in production

West Gloria
UG workings
Hatter Graben
Rowena
Pit outline
N
2,500 ft
225000 E
227500 E
230000 E
232500 E
235000 E
237500 E

-18-

Midas - Surface Drilling of Trinity

Trinity Corridor target is south of Midas underground infrastructure

Hecla MINING COMPANY
NYSE:HL

Plan Map
3 Haulage
SOW
Longitudinal view
Trinity Corridor
Proposed Surf Drill Holes
Mine Workings
Block Model
Fault
Mineralized Structure
N
500 Ft

S
Trinity Corridor Long Section
N
5500 L
5000 L
4500 L
4000 L
Sediments and mafic flows
Felsic tuffs and flows
Mafic sill
3 Haulage
SOW
2,000 ft
Resource
Proposed Surf Drill Hole Piercements

-19-